Exhibit 10.9

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of date set forth on the signature page hereof, is made by and between Texas Rare Earth Resources Corp., a Nevada corporation (the “Company”) and [__] (the “Purchaser”).

WHEREAS, pursuant to that certain subscription agreement, dated as of the date hereof (as amended or supplemented, the “Subscription Agreement”), the Company has agreed to sell to Purchaser, and Purchaser has agreed to purchase for the Purchase Price (defined below) (i) [__] shares of Company common stock (the “Shares”) at a purchase price of $2.50 per share and (ii) and a common stock purchase warrant to purchase up to [__] shares of Company common stock, exercisable for a period of five (5) years at an exercise price of $2.50 per share (the “Warrant”).   As additional consideration for the purchase of the Shares and the Warrant, the Company has agreed grant to Purchaser an option (the “Option”) to purchase up to [__] shares of Company common stock at $2.50 per share and 100% warrant coverage through the issuance of warrants to purchase up to [__] shares of Company common stock at an exercise price of $2.50 per share (“Option Warrant”);

WHEREAS, the Company has undertaken to register the resale of the Shares and the shares of common stock issuable upon the exercise of the Warrant.

NOW, THEREFORE, the Company and the Purchaser hereby covenant and agree as follows:

1.           Definitions.  As used herein, the following terms shall have the following respective meanings:

“Additional Effective Date” shall mean the date the Additional Registration Statement is declared effective by the SEC.

“Additional Filing Deadline” shall mean if Registrable Securities are required to be included in the Additional Registration Statement, the later of (i) ninety (90) days after the Effective Date or the last preceding Additional Effective Date, as the case may be, or (ii) six (6) months after the Effective Date or the last preceding Additional Effective Date in the event the SEC were to deem the former ninety-day period in (i) as premature for filing the Additional Registration Statement or (iii) the date which is six (6) weeks after substantially all of the Registrable Securities registered under the immediately preceding Registration Statement are sold, as applicable.

“Additional Registration Statement” shall mean a registration statement or registration statements of the Company filed under the Securities Act covering any Registrable Securities.

“Common Stock” shall mean the common stock, par value $0.01, of the Company.

“Concurrent Financing” shall mean the issuance of (i) up to [__] shares of Common Stock at a purchase price of $2.50 per share and warrants to purchase up to [__] shares of Common Stock at an exercise price of $2.50 per share, and (ii) an option entitling the holders to purchase up to an additional [__] shares of Common Stock at a purchase price of $2.50 per share and the right under warrants to purchase up to [__]shares of Common Stock at an exercise price of $2.50 per share; such securities (including registration rights) substantially identical to those securities purchased by Purchaser in the Subscription Agreement and inclusive of those purchased by Purchaser.

“Effective Date” shall mean the date the Registration Statement is declared effective by the SEC.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

“Holder” or “Holders” shall mean any person or persons to whom Registrable Securities were originally issued or qualifying transferees under Section 2.9 hereof who hold Registrable Securities for purposes of any registration under Section 2.

“Liquidated Damages Amount” means a number of shares of Common Stock equal to 10% of the shares of Common Stock purchased by Purchaser pursuant to the Subscription Agreement and issued upon exercise (partial or full, as applicable) of the Warrant as of the time Purchaser becomes entitled to such Liquidated Damages Amount pursuant to Section 2.10.

“Other Registrable Securities” shall mean (i) [__] shares of Common Stock (including the shares underlying outstanding Common Stock purchase warrants), (ii) up to [__] shares of Common Stock (including shares to the underlying warrants) issued to investors in the Concurrent Financing, (iii) up to [__] shares of Common Stock underlying options, and (iv) shares underlying warrants issued as compensation to Sunrise and/or other broker-dealers involved in the Concurrent Financing and in Purchaser’s financing.

“Purchase Price” shall mean $[__].

“Register,” “registered” and “registration” each shall refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the SEC.

“Registrable Securities” means (i) the Shares and (ii) the shares of Common Stock issuable upon the exercise of the Warrant; provided, however, that shares of Common Stock which are Registrable Securities shall cease to be Registrable Securities (a) upon their sale pursuant to a registration statement or Rule 144 under the Securities Act, or (b) upon any sale in any manner to a person or entity which is not entitled to the rights under this Agreement.

“Registration Statement” shall mean any registration statement of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and material incorporated by reference in such Registration Statement, as well as any Additional Registration Statement.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the applicable time.

“SEC” shall mean the U.S. Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

2.           Registration Rights.

2.1           Demand Registration.

(a)           The Company shall file a Registration Statement on Form S-1 with the SEC covering the resale of all of the Registrable Securities as described herein within thirty (30) days of the date hereof to permit the public resale of Registrable Securities then outstanding from time to time as permitted by Rule 415 of the Securities Act.  The Company shall use commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable.  In the event that the Company is unable to register for resale under Rule 415 all of the Registrable Securities on the Registration Statement that it has agreed to file pursuant to Section 2(a) due to limits imposed by the SEC’s interpretation of Rule 415, then the Company shall be obligated to include in such Registration Statement (as withdrawn and refiled if necessary to comply with Rule 415) only such limited portion of the Registrable Securities as the SEC shall permit; any exclusion shall be made first to shares other than the Registrable Securities and Other Registrable Securities, and then, to the extent necessary, pro rata among the holders in proportion to the number of Registrable Securities and Other Registrable Securities held by such holders.  Any request for acceleration of the Registration Statement shall seek effectiveness at 5:00 p.m., Central Time, or as soon thereafter as practicable.  The Company shall notify the Holders by facsimile or e-mail as soon as promptly practicable, and in any event, prior to 9:00 a.m., Central Time, on the day after any Registration Statement is declared effective.  The Company shall file with the SEC under Rule 424 a final prospectus as promptly as practicable, and in any event, prior to 9:00 a.m., Central Time, on the day after any Registration Statement is declared effective.

(b)           The Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an Additional Registration Statement on Form S-1 (or Form S-3, if applicable) covering the resale of all of the Registrable Securities not previously registered in a Registration Statement or a preceding Additional Registration Statement as the case may be.  To the extent the SEC does not permit the aforesaid Registrable Securities to be registered on an Additional Registration Statement, the Company shall file Additional Registration Statements successively trying to register on each such Additional Registration Statement the maximum number of remaining Registrable Securities until the resale of the remaining Registrable Securities have been registered with the SEC.  The Company shall use its commercially reasonable efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Additional Effectiveness Deadline.  By 9:00 a.m. Central Time on the business day following the Additional Effective Date, the Company shall file with the SEC in accordance with Rule 424 the final prospectus to be used in connection with sales pursuant to such Additional Registration Statement.

2.2           Registration; Holdback Agreement. In connection with any registration of Registrable Securities in connection with an underwritten public offering, each holder of Registrable Securities agrees, if so requested by the underwriter or underwriters, not to effect any sale or distribution (including any sale pursuant to Rule 144 under the Securities Act) of any Registrable Securities, and not to effect any public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during 60 days following the Effective Date of the Registration Statement (other than a registration statement on Form S-4 or S-8) or such other period as the managing underwriter of such offering shall reasonably require, or such other period agreed to by the Attorney on behalf of the holders (as defined in Section 2.2(b) hereof), with respect to such other underwritten public offering; provided, that the holders of Registrable Securities were afforded the opportunity to include all of their Registrable Securities therein pursuant to Section 2.1 hereof; provided, further that all directors, officers, and holders of at least 5% of the Company’s then outstanding equity securities are subject to the same restriction. The foregoing restrictions shall not apply to any Holder that has delivered and not revoked written notice (an “Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of any proposed underwritten public offering; provided, however, that such Holder may later revoke any such notice in writing.

2.3           Company Obligations.

The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a)           use commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable and to remain continuously effective for a three-year period unless such offering is an underwritten public offering, in which event such effectiveness shall continue until the distribution is complete (the “Effectiveness Period”) and advise the Purchaser in writing when the Effectiveness Period has expired;

(b)           prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c)           provide copies to Holders’ counsel to review each Registration Statement and all amendments and supplements thereto no fewer than three (3) business days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

(d)           furnish to the Holders’ counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder that are covered by the related Registration Statement;

(e)           use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(f)           prior to any public offering of Registrable Securities, use best efforts to (i) register or qualify or cooperate with the Holders and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Holders and (ii) do any and all other acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 2.3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g)           use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(h)           immediately notify the Holders, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(i)           otherwise use best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the  registration of the Registrable Securities hereunder.

2.4           Obligations of Holders.

(a)           Each Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities, including a shareholder questionnaire to be provided to the Holder by the Company prior to the filing of the Registration Statement, and shall execute such documents in connection with such registration as the Company may reasonably request.  At least ten (10) business days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Holder of the information the Company requires from such Holder if such Holder elects to have any of the Registrable Securities including in the Registration Statement.  A Holder shall provide such information to the Company at least five (5) business days prior to the first anticipated filing date of such Registration Statement if such Holder elects to have any of the Registrable Securities included in the Registration Statement.

(b)           Each Holder, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

2.5           Expenses of Registration.

All expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2 hereof, including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration, shall be borne by the Company except as follows:

(a)           the Company shall not be required to pay fees or disbursements of legal counsel of the Holders; and

(b)           the Company shall not be required to pay underwriters’ fees, discounts or commissions relating to Registrable Securities.

2.6           Indemnification and Contribution

(a)           The Company will indemnify and hold harmless each Holder of the Registrable Securities covered by a registration, each other person, if any, who controls such Holder within the meaning of the Securities Act, with respect to which such registration, qualification or compliance that has been effected pursuant to Section 2 hereof, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder from and against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, (ii) the omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities law applicable to the Company and relating to action or inaction required by the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, manager, members and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any reasonable legal and other expenses reasonably incurred by it in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.6 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), and provided, further, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon the Company’s reliance on an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Holder, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus and the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in such registration statement, which untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the registration statement and the undersigned indemnitees thereafter fail to deliver or cause to be delivered such registration statement as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities to the person asserting such loss, claim, damage or liability (or actions in respect thereof) or expense after the Company has furnished the undersigned with the same.

(b)           Each Holder of Registrable Securities covered by a registration statement shall, severally and not jointly, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors, managers, members and partners and each person controlling such other Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such other Holders, such directors, officers, mangers, members, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein; provided, however, the total amount for which any Holder shall be liable under this Section 2.6(b) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration.

(c)           Each party entitled to indemnification under Section 2.6 hereof (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting there from, provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided, further, that the failure of any Indemnified Party to give notice as provided herein, shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party.  No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d)           In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to Section 2.6 hereof but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that Section 2.6 hereof provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under Section 2.6 hereof; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

2.7           Information by Holder.

Each Holder of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

2.8           Rule 144 Reporting.

With a view to making available to Holders the benefits of certain rules and regulations of the SEC, which may permit the sale of the Registrable Securities to the public without registration, the Company shall use its best efforts to:

(a)           file an annual report on Form 10-K with the SEC covering the year ended August 31, 2010 along with any other filings required by the SEC within thirty (30) days of the date hereof that comply in all material respects with applicable requirements of the Exchange Act and the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto;

(b)           following the filing of such Form 10-K, make and keep adequate current public information with respect to the Company available in accordance with Rule 144 under the Securities Act at all times, as those terms are understood and defined in SEC Rule 144 under the Securities Act;

(c)           use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d)           so long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in writing in complying with any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

2.9           Assignment of Registration Rights.

The rights to have the Company register Registrable Securities pursuant to this Agreement may be assigned by the Holders to transferees or assignees of such Registrable Securities; provided, that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement.  The term “Holder(s)” as used in this Agreement shall include such permitted assigns.

2.10           Failure To Go Effective.

If a Registration Statement or Additional Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to February 9, 2011 or Additional Filing Deadline, respectively, the Company will make pro rata payments to each Holder, as liquidated damages and not as a penalty, in an aggregate amount equal to the Liquidated Damages Amount for each 30-day period or pro rata for any portion thereof following such date for which no Registration Statement or Additional Registration Statement, as the case may be, is filed with respect to the Registrable Securities. If a Registration Statement or Additional Registration Statement covering the Registrable Securities is not declared effective by the SEC prior to within 150 (one-hundred fifty) days after the date of filing such Registration Statement or Additional Registration Statement, the Company will make pro rata payments to each Holder, as liquidated damages and not as a penalty, in an aggregate amount equal to the Liquidated Damages Amount for each 30-day period or pro rata for any portion thereof following the such date for which no Registration Statement is declared effective with respect to the Registrable Securities; provided, however, that no such damages shall apply to the extent the delay is caused by any act or omission of the Holder in furnishing information needed to register the shares. Notwithstanding the preceding, in no event shall the aggregate amount of liquidated damages pursuant to this Section 2.10 exceed five times the Liquidated Damages Amount (for purposes of this cap, such Liquidated Damages Amount shall equal the first full 30-day period of liquidated damages paid and/or owed to Holders).

3.           Changes in Capital Stock.

If, and as often as, there is any change in the capital stock of the Company by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue as so changed.

4.           Representations and Warranties of the Company.

The Company represents and warrants to the Holders as follows:

(a)           The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or its subsidiaries.

(b)           This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles and the availability of specific performance.

(c)           From and after the date of this Agreement and until a Registration Statement or Additional Registration Statement covering all of the Registrable Securities is declared effective by the SEC, the Company shall not, without the prior written consent of Holder, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to those granted to the Holders hereunder.

5.           Miscellaneous.

(a) Remedies.  In the event of a breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights provided herein, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  Subject to Section 2.6, the Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Notices.  Any notice required or permitted by any provision of this Agreement shall be given in writing, and shall be delivered either personally or by registered or certified mail, postage prepaid, addressed (i) in the case of the Company, to Texas Rare Earth Resources Corp., 3 Riverway, Ste. 1800, Houston, Texas 77056, Attention: Dan Gorski, Chief Executive Officer; (ii) in the case of any Holder which or who is an original party to this Agreement at the address of such Holder as set forth in the records of the Company or such other address for such Holder(s) as shall be designated in writing from time to time by such Holder(s); and (iii) in the case of any permitted transferee of a party to this Agreement or its transferee, to such transferee at its address as designated in writing by such transferee to the Company from time to time.

(b)           Binding Effect.  This Agreement and each and every term, covenant and condition thereof, including all restrictions herein contained upon the sale, transfer, assignment or other disposition or encumbrance of stock, shall be binding upon and inure to the benefit of the transferees, legatees, donees, heirs, executors, administrators, personal representatives, successors and assigns of each of the parties.

(c)           Entire Agreement.  This instrument contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements with respect to such subject matter.

(d)           Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

(e)           Severability.  The invalidity or unenforceability of any provision hereof shall not in any way affect the validity or enforceability of any other provision.

(f)           Successors.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefits of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

(g)           Execution in Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(h)           Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i)           Attorneys’ Fees.  In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court or arbitrator(s), as the case may be, shall be entitled to recover its reasonable attorneys’ fees in addition to any other available remedy.

(j)           Interpretation.  Article and Section references in this Agreement are references to the corresponding Article and Section to this Agreement, unless otherwise specified.  All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.”

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IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the last date set forth below.

COMPANY:

Texas Rare Earth Resources Corp.

Name: Dan Gorski
Title: Chief Executive Officer
Date: [__], 2011

PURCHASER:

______________________________
[__]

Date: [__], 2011